SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549




                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported): July 21, 2000


                       CAVION TECHNOLOGIES, INC.
        (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-27055                 84-1472763
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                       6446 South Kenton Street
                       Englewood, Colorado 80111
               (Address of Principal Executive Offices)




                            (720) 875-1900
                    (Registrant's Telephone Number,
                         including Area Code)





ITEM 5.  OTHER EVENTS

     On July 25, 2000, Cavion Technologies(the "Company") issued the press release attached as Exhibit 99.1 to this report and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

     (a)  None

     (b)  None

     (c)  Exhibits.

          10.1      Common Stock Purchase Agreement between the
                    Company and Mothlake International Limited dated
                    July 21, 2000

          10.2 Registration Rights Agreement between the Company and Mothlake International Limited dated July 21, 2000

          10.3 Escrow Agreement by and among the Company, Mothlake International Limited and Epstein Becker & Green, P.C. dated July 21, 2000

          10.4 Stock Purchase Warrant for 60,000 Warrants issued to Mothlake International Limited dated July 21, 2000

          10.5 Stock Purchase Warrant for 80,000 Warrants issued to Avalon Research Group, Inc. dated July 21, 2000

          10.6 Form of Stock Purchase Warrant for Warrants to be issued to Mothlake International Limited and Avalon Research Group, Inc.

          10.7 Agreement between the Company and Avalon Research Group, Inc. dated June 26, 2000

          10.8 Financial Consulting Agreement between the Company and Strategic Growth International, Inc. dated July 21, 2000

          99.1      Press Release dated July 25, 2000



Date:  July 25, 2000               CAVION TECHNOLOGIES, INC.



                                   By:/s/David J. Selina
                                      David J. Selina, President